CERTIFICATE OF AMENDMENT
                                       TO
                           CERTIFICATE OF DESIGNATIONS
                                     OF THE
               SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK
                                ($1.00 Par Value)
                                       OF
                      FORTUNE NATURAL RESOURCES CORPORATION


      Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Fortune Natural Resources Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with Section 141(c), thereof,

      DOES HEREBY CERTIFY THAT:

      Pursuant to the authority expressly granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended, the Board of Directors adopted the following resolutions, which amend the Certificate of Designations of the Series A Convertible Participating Preferred Stock of the Corporation:

      RESOLVED that, the issuance of a series of Preferred Stock, par value $1.00 per share, which shall consist of up to 500,000 shares of Preferred Stock designated as Series A Convertible Participating Preferred Stock shall be amended so that none of such stock shall be issued unless not less than 25,000 shares have been subscribed and paid for (the "Minimum Offering"); and

      RESOLVED FURTHER, that the price at which Common Stock shall be delivered upon conversion shall be amended to $0.45 (the "Conversion Price") and shall be adjusted as hereinafter provided; and

      RESOLVED FURTHER, that the price of the Common Stock at which automatic conversion of Preferred Stock takes place shall be amended so that such conversion shall occur if the closing price of the Common Stock is more than $.90 for a period of ten (10) consecutive trading days, on the same basis as set forth in Section 4.01 of the Certificate of Designation.

      All capitalized terms not otherwise defined herein shall have the meanings set forth in the Certificate of Designations and all terms not specifically amended hereby shall remain in full force and effect.

      1.   Section 1.  Designation;  Amount is hereby  amended  and
                       --------------------
restated in its entirety to read as follows:

      "The designation of such series of the Preferred Stock authorization by this resolution shall be the Series A Convertible Participating Preferred Stock (the `Preferred Stock'). The maximum number of shares of Preferred Stock shall be five hundred thousand (500,000) and the minimum number of shares of Preferred Stock shall be twenty five thousand (25,000) (the `Minimum Issue')."

      2. The last sentence of the first paragraph of Section 4.01 Conversion Privilege; Conversion Price; Stock Purchase Warrants is amended to read in its entirety as follows:

      "The price at which Common Stock shall be delivered upon conversion shall be $0.45 (the "Conversion Price") and shall be adjusted as hereinafter provided."

      3. Section 4.18. Automatic Conversion is hereby amended and restated in its entirety to read as follows:

      "If at any time, the closing price of the Common Stock is more than $.90 for a period of ten (10) consecutive trading days, the Preferred Stock shall automatically convert into shares of Common Stock on the same basis as set forth in Section 4.01 above."


      IN WITNESS WHEREOF, Fortune Natural Resources Corporation has caused this Certificate of Amendment to be signed by its President under the seal of the Corporation, this 6th day of May, 2002.


                          FORTUNE NATURAL RESOURCES CORPORATION



                          By: /s/ Ronald P. Nowak
                              -----------------------------------
                              Name:   Ronald P. Nowak
                              Title:  President


[SEAL]

ATTEST:



/s/ Dean W. Drulias
--------------------------
Name:   Dean W. Drulias
Title:  Corporate Secretary